                                                                   EXHIBIT 10.22

                                                                       EXHIBIT A

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                          CONSTRUCTION AGENCY AGREEMENT


                            dated as of March 3, 1997



                                     between



                   SUMITOMO BANK LEASING AND FINANCE, INC.,
                                    as Lessor



                                       and



                              SYMANTEC CORPORATION,
                             as Construction Agent.



                          --------------------------



                       Lease Financing of Three Properties
                        Located in Cupertino, California
                   and Construction of Certain Improvements
                            for Symantec Corporation





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

                          CONSTRUCTION AGENCY AGREEMENT


      THIS CONSTRUCTION AGENCY AGREEMENT, dated as of March 3, 1997 (this "Agreement"), between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation, as Lessor (the "Lessor"), and SYMANTEC CORPORATION, a Delaware corporation, as Construction Agent (in its capacity as Construction Agent, the "Construction Agent").


                              W I T N E S S E T H:

      WHEREAS, the Lessor and the Construction Agent are parties to that certain Master Lease and Deed of Trust dated as of October 18, 1996 (as amended by Master Amendment No. 1 (as defined below) and as amended, supplemented or otherwise modified from time to time, the "Master Lease"), pursuant to which the Lessee has agreed to lease from Lessor, and the Lessor has agreed to lease to Lessee, Lessor's interest in certain Properties; and

      WHEREAS, pursuant to Master Amendment No. 1 dated as of the date hereof (the "Master Amendment"), the Lessor, Symantec Corporation (in its capacity as Lessee, Pledgor, Guarantor and Construction Agent), the Lenders and the Agent have agreed to amend certain provisions of the Operative Documents for the purpose of providing financing for the construction of certain Improvements (the "Subject Improvements") located on the Land subject to Lease Supplement No. 3 (which Land is described on Schedule 1 attached hereto);

      WHEREAS, subject to the terms and conditions hereof, (i) the Lessor desires to appoint the Construction Agent as its sole and exclusive agent for the construction of the Subject Improvements in accordance with the Plans and Specifications described on Schedule 2 attached hereto (the "Plans and Specifications") and pursuant to the Master Lease and this Agreement, and (ii) the Construction Agent desires, for the benefit of the Lessor, to cause the Subject Improvements to be constructed in accordance with the Plans and Specifications and pursuant to the Master Lease and this Agreement, in each case in accordance with the terms set forth herein and in the Master Lease;

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE I


                           DEFINITIONS; INTERPRETATION

      I.1. Definitions; Interpretation. Unless the context shall otherwise require, capitalized terms used and not defined in this Agreement (including the recitals hereto) shall have the meanings assigned thereto in Appendix A to the Participation Agreement (as amended by Master Amendment No. 1 and as amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A") for all purposes hereof; and the rules of interpretation set forth in Appendix A shall apply to this Agreement.


                                   ARTICLE II

                        APPOINTMENT OF CONSTRUCTION AGENT

      II.1. Appointment. Pursuant to and subject to the terms and conditions set forth herein and in the Lease and the other Operative Documents, the Lessor hereby irrevocably designates and appoints the Construction Agent as its exclusive agent for the construction of the Subject Improvements in accordance with the Plans and Specifications, and the Construction Agent hereby unconditionally accepts the designation and appointment as Construction Agent.

      II.2. Term. This Agreement shall commence on the date hereof and shall terminate upon the first to occur of:

            (a) payment by the Lessee of the Lease Balance and termination of the Lease in accordance with the terms and conditions of the Lease;

            (b)  termination of this Agreement pursuant to Article V hereof;
      and

            (c) the completion of the Construction, including completion of punch list items referred to in Section 2.5(e) and the full performance of all other obligations of the Construction Agent hereunder.

      II.3.  Construction Documents.

      (a) Subject to Section 3.1, the Construction Agent shall enter into the Prime Construction Contract and such other agreements with architects and contractors as the Construction Agent deems necessary or desirable for the completion of the Construction pursuant hereto (collectively, the "Construction Documents"); provided, however, that the Prime Construction

Contract shall include a retainage provision in an amount equal to at least ten percent (10%) of the construction costs payable pursuant thereto (or, after payment to the Prime Contractor of more than fifty percent (50%) of the construction costs payable to the Prime Contractor thereunder (assuming for purposes hereof that no retainage had been withheld), an amount equal to at least five percent (5%) of the construction costs payable pursuant thereto); provided, further, that no such delegation shall limit or reduce in any way the Construction Agent's duties and obligations under this Agreement; provided, further, that contemporaneously with the execution and delivery of this Agreement, the Construction Agent will execute and deliver to the Lessor the Construction Documents Assignment in the form of Annex I attached hereto, pursuant to which the Construction Agent assigns to the Lessor, among other things, all of the construction Agent's rights under and interest in such Construction Documents.

      II.4. Scope of Authority. (a) Subject to the terms, conditions, restrictions and limitations set forth in the Operative Documents, the Lessor hereby expressly authorizes the Construction Agent, or any agent or contractor of the Construction Agent, and the Construction Agent unconditionally agrees, for the benefit of the Lessor, to take all action necessary or desirable for the performance and satisfaction of all of the Construction Agent's obligations hereunder, including, without limitation:

            (i) performing all design and supervisory functions and all engineering work related to the Construction;

            (ii) negotiating and entering into all contracts or arrangements to procure the equipment necessary to construct the Subject Improvements on such terms and conditions as are customary and reasonable in light of local standards and practices;

            (iii) obtaining all necessary Material permits, licenses, consents, approvals and other authorizations, including those required under Applicable Law (including Environmental Laws), from all Governmental Authorities in connection with the Construction and granting on behalf of the Lessor such easements as are necessary or appropriate to effect the Construction or that otherwise would not have an adverse effect on the value of the Subject Improvements or the Land on which the Subject Improvements are located;

            (iv) maintaining all books and records with respect to the Construction; and

            (v) performing any other acts necessary in connection with the construction and development of the Subject Improvements in accordance with the Plans and Specifications.

      (b) Subject to the terms hereof, the Construction Agent may execute any of its duties under this Agreement by or through agents, contractors, employees or attorneys-in-fact.

      (c) Subject to the terms and conditions of this Agreement and the other Operative Documents, the Construction Agent shall have sole management and control over the construction means, methods, sequences and procedures with respect to the Construction.

      (d) Neither the Construction Agent nor any of its Affiliates or agents shall enter into any contract which would, directly or indirectly, impose any material liability or obligation on the Lessor for which the Lessor is not indemnified by the Construction Agent or the Lessee under this Agreement or any of the other Operative Documents.

      II.5. Covenants of the Construction Agent. The Construction Agent hereby covenants and agrees that it will:

            (a) promptly commence the Construction following the Improvements Closing Date and prosecute the Construction diligently and without interruption (subject only to delays caused by Force Majeure Events) in accordance in all Material respects with the Plans and Specifications, all Requirements of Law and all Insurance Requirements;

            (b) notify the Lessor in writing as soon as practical after the occurrence of each Force Majeure Event;

            (c) take all reasonable and practical steps to minimize the disruption of the construction process arising from Force Majeure Events;

            (d) cause the Substantial Completion of the Construction to occur on or prior to the Outside Completion Date, and cause all Liens (including, without limitation, Liens or claims for materials supplied or labor or services performed in connection with the construction of the Subject Improvements), other than Permitted Liens, to be discharged; and

            (e) following the Substantial Completion of the Construction, cause all outstanding punch list items with respect to the Construction to be promptly and expeditiously completed following Substantial Completion.

                                   ARTICLE III

                            THE SUBJECT IMPROVEMENTS

      III.1. Construction of the Subject Improvements. The Construction Agent shall (a) cause the Subject Improvements to be constructed in accordance with the Plans and Specifications (as such Plans and Specifications may be modified from time to time in accordance with Section 3.3) and (b) cause the Subject Improvements to be constructed, equipped, maintained and used in compliance in all Material respects with all Requirements of Law and Insurance Requirements, and otherwise in compliance with the requirements of this Agreement, the Lease and the other Operative Documents.

      III.2. Estimated Improvement Costs. The Construction Agent hereby certifies that the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Substantial Completion of the Subject Improvements, including all costs of Construction and all Transaction Expenses related thereto, does not exceed the Construction Commitment Amount.

      III.3. Amendments and Modifications to Plans and Specifications and Construction Documents. The Construction Agent may, subject to the conditions, restrictions and limitations set forth herein and in the other Operative Documents, at any time during the term hereof revise, amend or modify the Plans and Specifications and/or the Construction Documents without the consent of the Lessor; provided, however, that: (a) the Lessor's prior written consent will be required (except to the extent that such revision, amendment or modification constitutes a Required Modification) if (i) such revision, amendment or modification would result in the Substantial Completion of the Construction occurring after the Outside Completion Date, or (ii) the aggregate effect of such revision, amendment or modification, when taken together with any previous or contemporaneous revisions, amendments or modifications to the Plans and Specifications and Construction Documents, would be to reduce the Fair Market Sales Value of the Subject Improvements upon completion of the Construction, or
(iii) such revision, amendment or modification would materially change the nature of the contemplated Subject Improvements or the utility of such Subject Improvements for the purposes contemplated by the parties hereto as of the date hereof; (b) the Construction Agent shall not terminate any Construction Document or modify any provision of any Construction Document relating to requiring retainage without the prior written consent of the Lessor; and (c) the Construction Agent shall regularly furnish copies of all such revisions, amendments and modifications to the Lessor.

                                   ARTICLE IV

                                PAYMENT OF FUNDS

      IV.1. Funding of Property Improvements Costs. (a) In connection with and during the course of the construction of the Subject Improvements, the Construction Agent may request that the Lessor advance funds for the payment of Property Improvements Costs, and the Lessor will comply with such request to the extent provided for under, and subject to the conditions, restrictions and limitations contained in, the Lease. The Construction Agent and the Lessor acknowledge and agree that the Lessee's right to request funds and the Lessor's obligation to advance funds for the payment of Property Improvements Costs is subject in all respects to the terms and conditions of the Lease and each of the other Operative Documents.

      (b) The proceeds of any funds made available to the Lessor to pay Property Improvements Costs shall be made available to the Construction Agent or its designee(s) in accordance with the Funding Request relating thereto and the terms of the Lease. The Construction Agent will use such proceeds only to pay the Property Improvements Costs set forth in the Funding Request relating to such funds.

      (c) If, for any reason, the Construction Agent shall at any time incur costs to complete the Construction that shall be in excess of the amounts then payable under this Article IV, then all such excess costs shall be borne by the Construction Agent from its own funds.

      (d) The Construction Agent shall at all times cause to be and remain vested in the Lessor's control any and all construction materials and equipment not yet incorporated into the Properties for which funds shall have been requested pursuant to this Article IV, and cause such title to be and remain free of all Liens other than Permitted Liens.


                                    ARTICLE V

                      CONSTRUCTION AGENCY EVENTS OF DEFAULT

      V.1. Construction Agency Events of Default. If any one or more of the following events (each a "Construction Agency Event of Default") shall occur:

            (a) the Construction Agent fails to apply any funds paid by the Lessor to the Construction Agent or its designee(s) to the payment of the appropriate Property

      Improvements Costs; or

            (b) the Construction Agent shall fail to observe or perform any term, covenant or condition of this Agreement (except those specified in clause (a) above), and such failure shall remain uncured for a period of thirty (30) days; provided, however, that no Construction Agency Event of Default shall be deemed to occur if such failure or breach cannot reasonably be cured within such period, so long as the Construction Agent shall have promptly commenced the cure thereof and continues to act with diligence to cure such failure or breach and in fact cures such failure or breach within one hundred eighty (180) days, then, in any such event, the Lessor may, in addition to the other rights and remedies provided for in this Article V and under the Lease, immediately terminate this Agreement by giving the Construction Agent written notice of such termination, and upon the giving of such notice, all rights of the Construction Agent and all obligations of the Lessor under this Agreement shall cease. Upon any such termination, the Construction Agent shall immediately pay to the Lessor, as and for liquidated damages, an amount equal to the Lease Balance as of the date of such payment (whereupon the Lessor shall convey title to the Properties to the Lessee or its designee in accordance with Article XXII of the Lease). Alternatively, the Lessor, with or without terminating this Agreement and without waiving or releasing the Construction Agent from any obligation or Construction Agency Event of Default, may (but shall be under no obligation to) remedy any Construction Agency Event of Default for the account of and at the sole cost and expense of the Construction Agent. The Construction Agent shall pay upon demand all costs, expenses, losses, expenditures and damages (including, without limitation, attorneys' fees) incurred by or on behalf of Lessor in connection with any Construction Agency Event of Default, together with interest thereon at the Overdue Rate from the date on which such amounts are paid by the Lessor.

      V.2. Survival. The termination of this Agreement pursuant to Section 5.1 shall in no event relieve the Construction Agent of its liability and obligations hereunder which accrued prior to such termination, all of which shall survive any such termination.

      V.3. Remedies Cumulative; Waivers. (a) If a Construction Agency Event of Default shall have occurred and be continuing, the Lessor shall have, in addition to the rights and remedies provided for in Section 5.1, all rights and remedies available under the Operative Documents or available at law, equity or otherwise.

      (b) No failure to exercise and no delay in exercising, on the part of the Lessor, any right, remedy, power or privilege under this Agreement or under the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement, including with particularity Section 5.1, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.


                                   ARTICLE VI

                           NO CONSTRUCTION AGENCY FEE

      VI.1. Lease as Fulfillment of Lessor's Obligations. All obligations, duties and requirements imposed upon or allocated to the Construction Agent shall be performed by the Construction Agent at the Construction's Agent's sole cost and expense, and the Construction Agent will not be entitled to, and the Lessor shall have no obligation to pay, any agency fee or other fee or compensation, and the Construction Agent shall not be entitled to, and the Lessor shall have no obligation to make or pay, any reimbursement therefor, it being understood that this Agreement is being entered into as consideration for and as an inducement to the Lessor and the Construction Agent entering into the Lease and the other Operative Documents.


                                   ARTICLE VII

                                  MISCELLANEOUS

      VII.1. Notices. All notices, consents, directions, approvals, instructions, requests, demands and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing in the manner provided in, shall be sent to the respective addresses set forth in, and the effectiveness thereof shall be governed by the provisions of, Section 14.3 of the Participation Agreement.

      VII.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor, the Construction Agent and their respective successors and assigns.

      VII.3. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO

      ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      VII.4. Amendments, etc. The Lessor and the Construction Agent may from time to time, enter into written amendments, supplements or modifications hereto.

      VII.5. Counterparts. This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      VII.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      VII.7. Headings and Table of Contents. The headings and table of contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    SYMANTEC CORPORATION
                                       as Construction Agent


                                   By:_______________________________
                                      Name:
                                      Title:

                                    SUMITOMO BANK LEASING AND
                                      FINANCE, INC.,
                                      as Lessor


                                   By:
                                      --------------------------------
                                      Name:
                                      Title:


                                                   CONSTRUCTION AGENCY AGREEMENT

                                                                      Schedule 1


                               Description of Land


Real Property in the City of Cupertino, County of Santa Clara, State of California, described as follows:


PARCEL ONE:

Lot 5, as shown on that certain Map entitled Tract No. 7953 Cupertino City Center Phase III, which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 27, 1987, in Book 571 of Maps, pages 36 and 37.

PARCEL TWO:

Easements as described in the Section entitled "Easements and Rights Reserved for Owners" of the Article entitled "Easements and Rights of Entry" of the Declaration of Covenants, Conditions, and Restrictions and Grant of Easement for Cupertino City Center recorded October 9, 1985, in Book J482, page 1907, as amended by that certain First Amendment to Declaration of Covenants, Conditions, and Restrictions and Grant of Easements recorded September 2, 1987, in Book K281, page 2071, each in the Official Records of Santa Clara County, California.

PARCEL THREE:

Easements for parking, landscaping, support, settlement and encroachment as granted to Cupertino City Center Buildings, a California Limited Partnership, in the Grant of Easement (Cupertino City Center 5) recorded February 5, 1997 under Series No. 13602286.

                                                                      Schedule 2




                            Plans and Specifications

                                                                         ANNEX I
                                              TO CONSTRUCTION AGENCY AGREEMENT


                        CONSTRUCTION DOCUMENTS ASSIGNMENT

      FOR VALUE RECEIVED, and to secure the performance by SYMANTEC CORPORATION, a Delaware corporation (hereinafter referred to as either the "Lessee" or "Assignor"), of all of its obligations under that certain Construction Agency Agreement dated as of March 3, 1997 (as the same may be amended, modified or restated from time to time, and together with all supplements thereto, the "Construction Agency Agreement"), between the Lessee and Sumitomo Bank Leasing and Finance, Inc. (the "Lessor" or "Secured Party"), the Lessee does hereby quitclaim, sell, assign, transfer and set over unto the Secured Party and its successors and assigns, all of the Lessee's right, title and interest in and to the following (referred to collectively herein as the "Collateral"):

            I all construction contracts relating to the Construction of the Subject Improvements (including, without limitation, the Prime Construction Contract), as each such agreement may hereafter be supplemented, modified or amended from time to time (collectively, the "Construction Contracts");

            (ii) all architectural services agreements pertaining to the Construction, as each such agreement may hereafter be supplemented, modified or amended from time to time (collectively, the "Architect's Agreements");

            (iii) all plans, specifications and drawings of any and every kind heretofore or hereafter prepared for use in connection with the Construction of the Properties (including, without limitation, the Plans and Specifications), and any supplements, amendments or modifications thereto (collectively, the "Plans"); and

            (iv) all building and other permits, licenses and governmental approvals which are necessary or useful to the commencement and completion of the Construction, or otherwise relate to the Construction, heretofore or hereafter obtained or applied for by or on behalf of the Assignor or any architects, engineers or contractors working on any aspect of the Construction, and any deposits made in connection therewith (collectively, the "Permits");

provided, however, that the Secured Party shall have no obligation or liability of any kind under or with respect to the Construction Contracts, the Architect's Agreements, the Permits
 or the Plans, either before or after the Secured Party's exercise of any rights hereby granted to it, and the Assignor agrees to save and hold the Secured Party harmless of and from, and to indemnify the Secured Party against, any and all such obligations and liabilities, contingent or otherwise, including without limitation attorneys' fees and expenses incurred in connection therewith.

      This Construction Documents Assignment shall inure to the benefit of the Secured Party and its successors and assigns, and shall be binding upon the Assignor and its successors and assigns, and shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due the Secured Party from the Assignor under or with respect to the Lease or any of the other Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred (collectively, the "Liabilities"), have been fully paid, performed and satisfied, and all Commitments have terminated, at which time this Construction Documents Assignment will terminate. The Secured Party will not exercise any of its rights hereunder until there shall have occurred and be continuing a Lease Event of Default.

      For purposes of completing the Construction after any Lease Event of Default shall have occurred and be continuing, the Secured Party may, at its option, further assign its right, title and interest in the Collateral without the consent of the Assignor, or any contractor or architect.

      This Construction Documents Assignment is a present, perfected and absolute assignment; provided, however, that the Secured Party shall not have the right to undertake completion of the Construction or directly to enforce the provisions of any Construction Contract or any Architect's Agreement until a Lease Event of Default shall have occurred and be continuing. During the continuance of any such Event of Default, the Secured Party may, without affecting any other right or remedy available to it, exercise its rights under this Construction Documents Assignment as provided herein in any manner permitted by law. If any notice to the Assignor is required by law, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to the date of intended action.

      This Construction Documents Assignment may be effectively waived, modified, amended or terminated only by a written instrument executed by the Secured Party and the Lessee. Any waiver by the Secured Party shall be effective only with respect to the specific instance described therein. Delay or course of conduct shall not constitute a waiver of any right or remedy of the Secured Party.

      Unless the context shall otherwise require, capitalized terms used and not defined in this Construction Documents Assignment shall have the meanings assigned thereto in Appendix A (as defined in the Construction Agency Agreement) for all purposes hereof; and the rules of interpretation set forth in Appendix A shall apply to this Construction Documents Assignment.

      THIS CONSTRUCTION DOCUMENTS ASSIGNMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Construction Documents Assignment as of this third day of March, 1997 pursuant to proper authority duly granted.


                                    SYMANTEC CORPORATION,
                                      as Construction Agent



                                   By:
                                      --------------------------------
                                      Name:
                                      Title:

                                TABLE OF CONTENTS

SECTION                                                                   Page
                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

   1.1.  Definitions; Interpretation.......................................  2

                                   ARTICLE II

                        APPOINTMENT OF CONSTRUCTION AGENT

   2.1.  Appointment.......................................................  2
   2.2.  Term..............................................................  2
   2.3.  Construction Documents............................................  2
   2.4.  Scope of Authority................................................  3
   2.5.  Covenants of the Construction Agent...............................  4

                                   ARTICLE III

                            THE SUBJECT IMPROVEMENTS

   3.1. Construction of the Subject Improvements...........................  5
   3.2. Estimated Improvement Costs........................................  5
   3.3.  Amendments and Modifications to Plans and Specifications and
            Construction Documents.........................................  5

                                   ARTICLE IV

                                PAYMENT OF FUNDS

   4.1.  Funding of Property Improvements Costs............................  6

                                    ARTICLE V

                      CONSTRUCTION AGENCY EVENTS OF DEFAULT

   5.1.  Construction Agency Events of Default.............................  6
   5.2.  Survival..........................................................  7
   5.3.  Remedies Cumulative; Waivers......................................  7

                                   ARTICLE VI

                           NO CONSTRUCTION AGENCY FEE

   6.1.  Lease as Fulfillment of Lessor's Obligations......................  8

                                   ARTICLE VII

                                  MISCELLANEOUS

   7.1.  Notices...........................................................  8
   7.2.  Successors and Assigns............................................  8
   7.3.  GOVERNING LAW.....................................................  8
   7.4.  Amendments, etc...................................................  9
   7.5.  Counterparts......................................................  9
   7.6.  Severability......................................................  9
   7.7.  Headings and Table of Contents....................................  9



   Schedules and Annex

   Schedule 1  Description of Land
   Schedule 2  Plans and Specifications for Subject Improvements
   Annex I          Form of Construction Documents Assignment

                                                                [EXECUTION COPY]

                        CONSTRUCTION DOCUMENTS ASSIGNMENT

      FOR VALUE RECEIVED, and to secure the performance by SYMANTEC CORPORATION, a Delaware corporation (hereinafter referred to as either the "Lessee" or "Assignor"), of all of its obligations under that certain Construction Agency Agreement dated as of February __, 1997 (as the same may be amended, modified or restated from time to time, and together with all supplements thereto, the "Construction Agency Agreement"), between the Lessee and Sumitomo Bank Leasing and Finance, Inc. (the "Lessor" or "Secured Party"), the Lessee does hereby quitclaim, sell, assign, transfer and set over unto the Secured Party and its successors and assigns, all of the Lessee's right, title and interest in and to the following (referred to collectively herein as the "Collateral"):

            I. all construction contracts relating to the Construction of the Subject Improvements (including, without limitation, the Prime Construction Contract), as each such agreement may hereafter be supplemented, modified or amended from time to time (collectively, the "Construction Contracts");

            (ii) all architectural services agreements pertaining to the Construction, as each such agreement may hereafter be supplemented, modified or amended from time to time (collectively, the "Architect's Agreements");

            (iii) all plans, specifications and drawings of any and every kind heretofore or hereafter prepared for use in connection with the Construction of the Properties (including, without limitation, the Plans and Specifications), and any supplements, amendments or modifications thereto (collectively, the "Plans"); and

            (iv) all building and other permits, licenses and governmental approvals which are necessary or useful to the commencement and completion of the Construction, or otherwise relate to the Construction, heretofore or hereafter obtained or applied for by or on behalf of the Assignor or any architects, engineers or contractors working on any aspect of the Construction, and any deposits made in connection therewith (collectively, the "Permits");

provided, however, that the Secured Party shall have no obligation or liability of any kind under or with respect to the Construction Contracts, the Architect's Agreements, the Permits or the Plans, either before or after the Secured Party's exercise of any rights hereby granted to it, and the Assignor agrees to save and hold the Secured Party harmless of and from, and to indemnify the Secured Party against, any and all such obligations and liabilities, contingent or otherwise, including without limitation attorneys' fees and expenses incurred in connection therewith.

      This Construction Documents Assignment shall inure to the benefit of the Secured Party and its successors and assigns, and shall be binding upon the Assignor and its successors and assigns, and shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due the Secured Party from the Assignor under or with respect to the Lease or any of the other Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred (collectively, the "Liabilities"), have been fully paid, performed and satisfied, and all Commitments have terminated, at which time this Construction Documents Assignment will terminate. The Secured Party will not exercise any of its rights hereunder until there shall have occurred and be continuing a Lease Event of Default.

      For purposes of completing the Construction after any Lease Event of Default shall have occurred and be continuing, the Secured Party may, at its option, further assign its right, title and interest in the Collateral without the consent of the Assignor, or any contractor or architect.

      This Construction Documents Assignment is a present, perfected and absolute assignment; provided, however, that the Secured Party shall not have the right to undertake completion of the Construction or directly to enforce the provisions of any Construction Contract or any Architect's Agreement until a Lease Event of Default shall have occurred and be continuing. During the continuance of any such Event of Default, the Secured Party may, without affecting any other right or remedy available to it, exercise its rights under this Construction Documents Assignment as provided herein in any manner permitted by law. If any notice to the Assignor is required by law, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to the date of intended action.

      This Construction Documents Assignment may be effectively waived, modified, amended or terminated only by a written instrument executed by the Secured Party and the Lessee. Any waiver by the Secured Party shall be effective only with respect to the specific instance described therein. Delay or course of conduct shall not constitute a waiver of any right or remedy of the Secured Party.

      Unless the context shall otherwise require, capitalized terms used and not defined in this Construction Documents Assignment shall have the meanings assigned thereto in Appendix A

(as defined in the Construction Agency Agreement) for all purposes hereof; and the rules of interpretation set forth in Appendix A shall apply to this Construction Documents Assignment.

      THIS CONSTRUCTION DOCUMENTS ASSIGNMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Construction Documents Assignment as of this _____ day of _________________, 1997 pursuant to proper authority duly granted.


                                    SYMANTEC CORPORATION,
                                      as Construction Agent


                                   By:
                                      --------------------------------
                                      Name:
                                      Title: